UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number File No. 811-1144

THE FINANCE COMPANY OF PENNSYLVANIA

(Exact name of registrant as specified in charter)

400 Market Street, Suite 425, Philadelphia, PA 19106

(Address of principal executive offices) (Zip Code)

Charles E. Mather III, President

400 Market Street, Suite 425, Philadelphia, PA 19106

(Name and address of agent for service)

Registrant’s telephone number, including area code 215-351-4778

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1. Report to Stockholders.

The Finance Company of Pennsylvania

Founded 1871

ANNUAL REPORT

December 31, 2013

The Finance Company of Pennsylvania

400 Market Street

Suite 425

Philadelphia, PA 19106

BOARD OF DIRECTORS

Charles E. Mather III

Shaun F. O’Malley	Jonathan D. Scott

Herbert S. Riband, Jr.	Peter Bedell

OFFICERS

Charles E. Mather III, President

Herbert S. Riband, Jr., Secretary-Treasurer

Doranne H. Case, Asst. Secretary-Treasurer

Geralyn McConnell, Assistant Secretary

Salvatore Faia*, Chief Compliance Officer

* - succeeded as of January 1, 2014 by William S. McNish

The Finance Company of Pennsylvania

400 Market Street

Suite 425

Philadelphia, PA 19106

TO OUR SHAREHOLDERS:

We are pleased to submit your Company’s one hundred and forty-second Annual Report.

The following is a summary of financial information for the years 2009 to 2013 on a per share basis:

Year	Net Investment Income	Dividends Paid			Dec. 31 Net Asset Value
		Regular	Extra	Total
2009	16.94	14.00	43.58	57.58	$1,109.66
2010	12.05	14.00	33.96	47.96	$1,182.04
2011	15.63	14.00	32.77	46.77	$1,145.91
2012	17.21	14.00	30.33	44.33	$1,188.49
2013	17.78	14.00	66.00	80.00	$1,373.65

As a Regulated Investment Company, the Company is required to pay to its shareholders at least 98% of its ordinary income for the calendar year 2013 or pay a 4% non-deductible Federal Excise Tax on its undistributed ordinary income. Your Board of Directors has elected to distribute 100% of the ordinary income.

We would like to highlight that very unusual market conditions enabled us to generate substantially increased short-term capital gains, resulting in a higher than usual dividend payout.

On January 31, 2014, the Company paid to the shareholders of record on December 31, 2013, the regular quarterly dividend of $3.50 and an extra dividend of $66.00, making a total dividend of $80.00. The tax law requires that the final dividend, although paid in 2014, is taxable to the shareholders in 2013.

Common stocks and mutual funds constitute 91.41% of the Company’s Net Assets on December 31, 2013, compared with 87.37% one year earlier.

Our equity investment advisor Cooke & Bieler, L.P., is present at each of our Board meetings. Our fixed-income advisor, Schroder Investment Management North America, Inc., meets with our Board periodically. Both are available and called upon for consultation throughout the year.

The directors and officers thank you for your continued support.

Charles E. Mather III, President

COMPANY EXPENSES

Example for a $1,000 Investment in the Company

As a Company shareholder, you incur ongoing costs, such as management fees and other Company expenses.

The expense example below is intended to help you understand your ongoing costs (in dollars) of investing in the Company and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested for six months beginning July 1, 2013 and held through December 31, 2013.

The Actual Return line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The Hypothetical 5% Return line in the table below provides information about hypothetical account values and hypothetical expenses based on the Company’s actual expense ratio and an assumed rate of return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Company and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Actual Return	$1,000.00	$1,098.60	$7.16
Hypothetical 5% Return	$1,000.00	$1,018.17	$6.89

*	Expenses are equal to the Company’s annualized expense ratio (for the six-month period) of 1.37%, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365 (the number of days in the most recent 12-month period). The expense ratio for the most recent six-month period may differ from the expense ratio based on the one-year data in the Condensed Financial Information.

Portfolio Composition as of December 31, 2013

Asset Allocation — Percentage of the Company’s Net Assets

Common Stocks and Mutual Funds	91.41%
Bonds	9.79%
Short Term Investments	5.25%
Other Liabilities in Excess of Other Assets	(6.45%	)

Net Assets	100.00%

Common Stock Sector Allocation (% of Company’s Net Assets)

Sector	Percentage
Financial Services	23.43%
Energy	19.09%
International	9.56%
Producer Durables	8.61%
Consumer Discretionary	7.28%
Healthcare	5.98%
Consumer Staples	5.24%
Materials & Processing	4.06%
Diversified Holding	3.74%
Technology	3.48%
Utilities	0.94%

91.41%

Top 10 Stock Holdings (% of Company’s Net Assets)

Exxon Mobil Corp.	17.71%
PNC Financial Services Group Inc.	15.40%
Harbor International Funds	4.82%
PA. Warehousing & Safe Deposit Co.	3.74%
Dreyfus International Stock I	2.26%
Marsh & McLennan Companies Inc.	1.61%
Berkshire Hathaway B	1.58%
Coca Cola Co.	1.51%
Johnson and Johnson	1.46%
State Street Corp.	1.46%

Total	51.55%

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

The Finance Company of Pennsylvania

We have audited the accompanying statement of assets and liabilities of The Finance Company of Pennsylvania (the “Company”), including the portfolio of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the condensed financial information for each of the five years in the period then ended. These financial statements and condensed financial information are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of The Finance Company of Pennsylvania as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the condensed financial information for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 27, 2014

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at fair value — unaffiliated (Note 2):
Short Term Investments (identified cost $3,158,437)	3,158,437
Bonds (identified cost $5,851,619)	5,890,470
Common Stocks & Mutual Funds (identified cost $21,925,913)	52,750,088
Investments at fair value — affiliated (Note 3):
Common Stocks & Mutual Funds (Identified cost $71,399)	2,250,532

Total Investments	64,049,527
Cash	36,688
Accrued interest and dividends receivable	122,985
Prepaid expenses	31,402
Other assets	1,661

Total	64,242,263

LIABILITIES

Accrued expenses and taxes (Note 1)	871,093
Advisory Fees Payable (Note 9)	15,783
Dividends Payable	3,054,484
Covered Call Options written at fair value (premiums received $107,955)	134,885

Total	4,076,245

NET ASSETS	60,166,018

COMPONENTS OF NET ASSETS
Paid in Capital	15,239,361
Net Accumulated Realized Gain on Investments and Written Options	11,918,061
Net Unrealized Appreciation on Investments and Written Options	33,008,596

Net assets equivalent to $1,373.65 per share on shares of 43,800 $10 par value capital stock outstanding at December 31, 2013 (authorized 232,000 shares)	60,166,018

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

December 31, 2013

SHORT TERM SECURITIES—5.25%

Number of Shares		Identified Cost	Fair Value (Note 1)
100,937	Invesco Short Term Investment Trust— Treasury 0.02%†	100,937	100,937
3,057,500	Alpine Municipal Money Market 0.02%†	3,057,500	3,057,500

	Total	$3,158,437	$3,158,437

BONDS—9.79%

Principal Amount
U.S. GOVERNMENT & AGENCY OBLIGATIONS—1.36%
70,949	U.S. Federal Home Loan Mortgage 6% due 7/1/2019	74,134	72,960
202,641	U.S. Federal Home Loan Mortgage 6% due 8/1/2019	206,140	215,328
147,215	U.S. Federal Home Loan Mortgage 3.5% due 9/1/2026	153,997	153,773
175,340	U.S. Federal National Mortgage Association 3.5% due 3/2/2027	185,873	183,579
110,243	Government National Mortgage Association 5.5% due 1/20/2036	122,063	122,060
42,754	Government National Mortgage Association 5% due 5/15/2039	47,458	46,356
22,019	Government National Mortgage Association 6% due 4/15/2036	27,802	24,525

		817,467	818,581

MUNICIPAL & CORPORATE BONDS—8.43%
73,541	Alt Bldg Concepts 4.16% due 12/20/2032	74,255	74,828
145,000	Apache Corp. 3.25% due 4/15/2022	148,121	142,861
200,000	California St Build America 6.65% due 3/1/2022	242,743	233,468
180,000	California Statewide 4.35% due 1/1/2023	180,000	187,441
30,000	Cuyahoga Cnty OH Eco Dev 8.625% due 6/1/2022	33,549	33,254
30,000	East Baton Rouge LA Mtg Fin** 5.726% due 9/10/2014	29,071	29,423

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

December 31, 2013

BONDS — Continued

Principal Amount		Identified Cost	Fair Value (Note 1)
125,000	Florida St Hurricane Catastrophe 2.995% due 7/1/2020	119,710	118,291
125,000	General Electric Co. 5.25% due 12/6/2017	142,913	141,493
115,000	Glendale CA Health Facs 5.60% due 11/15/2025	134,110	134,948
200,000	Goldman Sachs Group Inc. 5.375% due 3/15/2020	194,816	222,426
55,000	Grand Terrace CA Cmty 7.2% due 9/1/2018	57,867	60,861
135,000	Illinois St Build America Bonds 5.563% due 2/1/2021	149,168	142,694
100,000	Illinois St Sales Tax Taxable Building 3.081% due 6/15/2023	100,000	91,414
125,000	JP Morgan Chase 3.15% due 7/5/2016	124,895	131,047
80,000	Louisiana Hsg Fin Agy 4.75% due 6/1/2027	83,838	83,324
200,000	Loyola University of Chicago 3.199% due 7/1/2022	200,000	183,228
165,000	Massachusetts St. Housing 5.962% due 6/1/2017	165,000	173,686
150,000	Minneapolis St. Paul MN Metarpts 2.755% due 1/1/2020	150,000	144,543
85,000	Montana State Board of Housing 5% due 12/1/2027	88,276	90,608
25,000	Montana State Board of Housing 5.5% due 12/1/2037	25,293	25,514
20,000	NJ Economic Dev. Authority 5.178% due 11/1/2015,	20,000	20,246
50,000	New Jersey State Health Care Facs 4.75% due 7/1/2025,	54,538	55,810
125,000	New Mexico Mortgage Finance Authority 5.35% due 3/1/2030	128,760	134,234
225,000	New York NY Build America Bonds 5.487% due 12/1/2022	269,032	252,990
150,000	New York State Dorm Authority Revenues 3.292% due 12/1/2021	150,000	147,653
200,000	Ohio State Water Dev Authority 4.879% due 12/1/2034	200,000	202,858

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

December 31, 2013

BONDS — Concluded

Principal Amount		Identified Cost	Fair Value (Note 1)
120,000	Oklahoma Hsg Fin Agy 4.5% due 9/1/2024	125,937	126,817
150,000	Pennsylvania Economic Dev Fing 6.25% due 10/1/2017	151,969	174,924
150,000	Salt Lake City UT Redev Agency 4.611% Due 4/1/2023	150,000	149,778
100,000	Salt Lake Cnty UT Hosp 5.4% Due 2/15/2028	106,357	111,607
100,000	Texas St Transn Commn 5.028% due 4/01/2026	100,000	107,562
150,000	University North Carolina 2.535% due 12/1/2022	150,000	136,863
320,000	University of Oklahoma 5.6% due 7/1/2020	320,097	337,050
75,000	Virginia St Resrcs Authority 4.753% due 11/1/31	83,709	68,971
80,000	Washinghton St Series B 5.5% due 5/1/2018	84,614	87,953
275,000	Wisconsin St Gen Rev 5.2% due 5/1/2018	275,000	286,811
80,000	Wyoming Comnt Development Authority 4.8% due 6/1/2015	80,000	83,662
140,000	Yorba Linda CA Redev Agy 5.25% due 09/01/2015	140,514	140,748

		5,034,152	5,071,889

	Total Bonds	$5,851,619	$5,890,470

COMMON STOCKS & MUTUAL FUNDS—91.41%

Number of Shares		Identified Cost	Fair Value (Note 1)

	ENERGY—19.09%
10,300	Devon Energy Corp.	$613,319	$637,261
105,307	Exxon Mobil Corp.	138,983	10,657,068
20,000	Penn Virginia Corp.	2,292	188,600

	Total	754,594	11,482,929

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

December 31, 2013

COMMON STOCKS & MUTUAL FUNDS — Continued

Number of Shares		Identified Cost	Fair Value (Note 1)

	FINANCIAL SERVICES—23.43%
9,000	American Express Co.	368,321	816,570
8,000	Berkshire Hathaway B*	352,582	948,480
16,700	Charles Schwaab Corporation	413,711	434,200
119,455	PNC Financial Services Group Inc.	72,190	9,267,319
20,000	Marsh & McLennan Companies Inc.	262,439	967,200
6,700	Renaissance RE Holdings LTD	635,180	652,178
12,000	State Street Corp.	88,500	880,680
7,700	Western Union Co	144,851	132,825

	Total	2,337,774	14,099,452

	TECHNOLOGY—3.48%
2,500	Int’l Business Machines Corp.	59,809	468,925
4,000	LAM Research Corp.*	166,152	217,800
10,500	Microsoft Corp.	392,389	392,805
30,900	Rovi Corp.*	560,147	608,421
7,375	TE Connectivity Ltd	223,206	406,437

		1,401,703	2,094,388

	CONSUMER DISCRETIONARY 7.28%
15,700	Carnival Corp.	606,510	630,669
12,300	Gildan Activewear Inc.	633,104	655,713
6,300	McDonalds Corp.	85,613	611,289
11,600	Kohl’s Corp.	629,219	658,300
700	NVR Inc.*	675,266	718,207
7,600	Omnicom Group Inc	529,067	565,212
6,900	WalMart Stores Inc.	340,802	542,961

		3,499,581	4,382,351

	MATERIALS & PROCESSING—4.06%
13,200	Ball Corp	661,944	681,912
18,000	Dow Chemical Co.	116,338	799,200
7,000	Reliance Steel & Aluminum Co.	519,757	530,880
4,100	Rock Tenn Co.	410,652	430,541

		1,708,691	2,442,533

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

December 31, 2013

COMMON STOCKS & MUTUAL FUNDS — Continued

Number of Shares		Identified Cost	Fair Value (Note 1)

	CONSUMER STAPLES—5.24%
22,000	Coca Cola Co.	9,597	908,820
8,800	Coca Cola Enterprises Inc.	360,888	388,344
5,800	Colgate Palmolive Co.	159,668	378,218
2,000	Diageo PLC Sponsored ADR	256,425	264,840
6,600	Procter & Gamble Company	545,889	537,306
16,400	Unilever PLC SPSD ADR	651,890	675,680

		1,984,357	3,153,208

	PRODUCER DURABLES—8.61%
5,800	3M Company	758,633	813,450
2,400	Dover Corp.	20,431	231,696
7,500	Emerson Electric Co.	57,084	526,350
22,100	General Electric Co.	423,606	619,463
7,100	Illinois Tool Works	409,472	596,968
13,300	Kennametal Inc.	656,761	692,531
8,100	Raytheon Co.	408,927	734,670
16,000	The Brinks Co.	512,913	546,240
4,000	United Parcel Service Class B	292,695	420,320

	Total	3,540,522	5,181,688

	HEALTHCARE—5.98%
8,400	Baxter International Inc.	560,926	584,220
5,000	Becton Dickinson & Co.	133,907	552,450
7,300	Cardinal Health Inc.	475,004	487,713
9,600	Johnson and Johnson	52,842	879,264
10,700	Merck & Co. Inc.	114,053	535,535
10,400	Quest Diagnostics Inc.	538,499	556,816

		1,875,231	3,595,998

	UTILITIES—0.94%
5,100	Entergy Corporation	365,230	322,677
5,000	Verizon Communications Inc	37,808	245,700

		403,038	568,377

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

December 31, 2013

COMMON STOCKS & MUTUAL FUNDS — Concluded

Number of Shares		Identified Cost	Fair Value (Note 1)

	INTERNATIONAL—9.56%
30,707	Oakmark International Fund I	601,865	808,219
87,258	Dreyfus International Stock I	1,204,159	1,359,478
40,818	Harbor International Funds	1,865,000	2,898,461
16,602	Vanguard Emerging Mkts. Stock Index Fund	749,398	683,006

		4,420,422	5,749,164

	DIVERSIFIED HOLDING—3.74%
732	Pennsylvania Warehousing and Safe Deposit Company (Note 3)‡	71,399	2,250,532

	Total Common Stocks & Mutual Funds	21,997,312	55,000,620

	Total Investments—106.45%	$31,007,368	$64,049,527

	Liabilities in excess of other assets—(6.45%)		(3,883,509)

	NET ASSETS—100%		$60,166,018

*	Non-income producing.

**	Effective rate on zero coupon bond

†	Variable rate security, rate disclosed is as of December 31, 2013

‡	Fair valued by the Board of Directors

ADR - American depository receipt

See Notes to Financial Statements

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME:
Income:
Dividends	1,172,219
Dividends from affiliates (Note 3)	139,080
Interest	242,291

Total	1,553,590
Expenses:
Accounting	64,941
Compensation	182,500
Compliance fees	54,430
Custodian	8,023
Directors’ fees	71,850
Insurance	41,353
Investment advisory fees (Note 9)	138,129
Printing and postage	9,741
Professional fees	118,340
Other office and administrative	85,733

Total	775,040

Net investment income	778,550

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	4,966,840
In-kind transfers (Note 5)	179,365
Written options	6,557

Net realized gain	5,152,762

Net change in unrealized appreciation / depreciation on:
Investments	6,815,332
Investments in affiliate	(271,353)
Written options	(45,300)

Net change in unrealized appreciation / depreciation	6,498,679

Net realized and unrealized gain on investments	11,651,441
Capital gains tax payable on behalf of shareholders (Note 1)	(792,672)

Net increase in net assets resulting from operations	11,637,319

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

For the Years Ended December 31, 2013 and 2012

	2013	2012
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$778,550	$756,391
Net realized gain on investments	$5,152,762	2,411,842
Change in net unrealized appreciation / depreciation on investments	$6,498,679	894,474
Capital gains tax payable on behalf of shareholders (Note 1)	$(792,672)	(222,145)

Net increase in net assets resulting from operations	$11,637,319	3,840,562
Undistributed investment income included in price of shares redeemed	$(5,009)	(2,564)
Realized (gain) / loss from security transactions included in price of shares redeemed	$(4,386)	1,150
Dividends to shareholders from net investment income	$(773,541)	(753,827)
Dividends to shareholders from short-term capital gains	$(2,731,551)	(1,194,698)
Capital Share Transactions:
(Exclusive of amounts allocated to investment income and net realized gain from security transactions) (Note 1):
Cost of shares of capital stock redeemed	$(196,735)	(589,748)

Total increase (decrease) in net assets	$7,926,097	1,300,875
Net Assets:
Beginning of year	$52,239,921	50,939,046

End of year	$60,166,018	$52,239,921

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2013

1.	SIGNIFICANT ACCOUNTING POLICIES

The Finance Company of Pennsylvania (the “Company”) is registered under the Investment Company Act of 1940, as amended, as a regulated open-end investment company. On April 21, 1964, the stockholders approved amendments to the Articles of Incorporation whereby, since that date, the Company has held itself ready to redeem any of its outstanding shares at net asset value. Net asset value for redemptions is determined at the close of business on the day of formal tender of shares or the next day on which the New York Stock Exchange is open. There were 155 and 498 shares of capital stock redeemed during the years ended December 31, 2013 and 2012, respectively.

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation

Equity securities and exchange traded options that are listed on an exchange are valued at the last quoted sales price. When valuing equity securities that are not listed on an exchange or have not traded, the Company uses the mean between the bid and asked prices for that day. Fixed income securities are valued on the basis of prices provided by pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such securities, market transactions in comparable securities and various relationships between securities. When valuing fixed income securities that mature within sixty days, the Company uses amortized cost. It is the responsibility of the Company’s Board of Directors (the “Board”) to establish fair valuation procedures. When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered inapplicable, the Company determines a fair value in good faith in accordance with these procedures. As of December 31, 2013, Pennsylvania Warehousing and Safe Deposit Company is a non-marketable security priced at fair value as determined by the Board. (See Note 2)

Federal Income Taxes

No provision has been made for Federal income taxes other than capital gains tax because the Company has elected to be taxed as a regulated investment company meeting certain requirements of Subchapter M of the Internal Revenue

NOTES TO FINANCIAL STATEMENTS — Continued

Code. As such, the Company is paying the applicable federal capital gains tax for shareholders and retaining the net balance for reinvestment, except to the extent that such gains are considered to have been distributed to redeeming shareholders.

Equalization

The Company follows the accounting practices known as “equalization” by which a portion of the costs of redemption of capital shares equivalent to the amount, on a per share basis, of distributable investment income on the date of the transaction is charged to the undistributed income, so that undistributed income per share is unaffected by Company shares redeemed. Similarly, on redemptions, a pro rata portion of realized capital gains is charged against undistributed realized gains.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investing in Government Sponsored Agency Securities

The Company invests in United States Government sponsored entities. Such sponsored entities, although chartered and sponsored by the U.S. Congress, are not funded by Congressional appropriations and are neither guaranteed nor insured by the United States Government.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

NOTES TO FINANCIAL STATEMENTS — Continued

Security Transactions, Investment Income, and Realized Gain/Loss

Security transactions are accounted for on the trade date. Dividend income, distributions from other investment companies, and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis. Realized gains and losses are based on the specific identified cost method for both financial and Federal income tax purposes.

2.	FAIR VALUE MEASUREMENT

In accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820-10, fair value is defined as the price that would be received to sell an asset, or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical assets and liabilities

•	Level 2 — other significant observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Company’s own assumptions in determining the fair value of assets and liabilities)

NOTES TO FINANCIAL STATEMENTS — Continued

The following is a summary of the inputs used as of December 31, 2013 in valuing the Company’s investments carried at fair value:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Value
Assets
Investments in securities
Common stock	$47,000,924	$—	$2,250,532	$49,251,456
U.S. government and agency obligations	—	818,581	—	818,581
Municipal and corporate bonds	—	5,071,889	—	5,071,889
Mutual funds	5,749,164	—	—	5,749,164
Short-term investments	3,158,437	—	—	3,158,437

Total	$55,908,525	$5,890,470	$2,250,532	$64,049,527

Liabilities

Written options	$134,885	$—	$—	$134,885

*	See Portfolio of Investments for values by industry classification.

Management has determined the value of its investment in Pennsylvania Warehousing and Safe Deposit Company using a combination of valuation techniques, including the dividend discount and net asset value methodologies. Significant inputs of the divided discount method include the estimated dividend growth rate and the required rate of return. The net asset value method takes into consideration financial information received from the Pennsylvania Warehousing and Safe Deposit Company. A discount for lack of marketability is a significant input of both methods.

NOTES TO FINANCIAL STATEMENTS — Continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The table below summarizes the techniques and unobservable inputs for the valuation of the Level 3 investments.

Quantitative Information about Level 3 Fair Value Measurements

Asset	Fair Value at December 31, 2013	Valuation Technique	Unobservable Inputs	Value *

Pennsylvania Warehousing and Safe Deposit Company	$2,250,532	Dividend discount method	Lack of marketability discount Estimated dividend growth rate Required rate of return Valuation technique weighting	26.00% 1.084% 10.42% 50.00%
		Net asset value method	Lack of marketability discount Discount to net asset value Valuation technique weighting	26.00% 11.72% 50.00%

*	Significant changes in any of these inputs would result in a significantly higher or lower fair value measurement. Generally a change to the estimated dividend growth rate or the weighting applied to the net asset value would result in a directionally similar change in fair value. Conversely, a change in the required rate of return, the weighting applied to the dividend discount method or the discounts would result in a directionally opposite change in fair value.

The Company’s policy is to disclose transfers between levels at the reporting period end. For the year ended December 31, 2013 there were no transfers between Levels.

A roll forward of fair value investments using significant unobservable inputs (Level 3) at December 31, 2013 was as follows:

Common Stock
Beginning Balance, 1/1/2013	$2,521,885
Purchases	—
Sales	—
Total Unrealized Depreciation[1]	(271,353)

Ending Balance, 12/31/2013	$2,250,532

1	Included in related net change in unrealized appreciation/depreciation in Statement of Operations. The change in unrealized appreciation/depreciation on Level 3 investments still held as of December 31, 2013 was $(271,353).

NOTES TO FINANCIAL STATEMENTS — Continued

3.	NON-MARKETABLE SECURITY OF AFFILIATE

There is no ready market for the below listed security. Fair value is established by the Board.

Pennsylvania Warehousing and Safe Deposit Company is defined as an affiliate under the Investment Company Act of 1940 in that the Company owns 5% or more of the outstanding voting securities of such company. Further, if at the time of public sale of any of these shares the Company would be deemed a “control person,” it would be necessary to register such shares under the Securities Act of 1933 prior to their sale. The Company has owned shares of Pennsylvania Warehousing and Safe Deposit Company since 1917. As of December 31, 2013, the Pennsylvania Warehousing and Safe Deposit Company owns 4.76% of the outstanding shares of the Company.

Shares		December 31, 2013			For the Year Ended December 31, 2013
		Percent Owned	Identified Cost	Fair Value	Dividend Income
732	Pennsylvania Warehousing and Safe Deposit Company	16.94%	$71,399	$2,250,532	$139,080

4.	DERIVATIVE INSTRUMENTS

In accordance with FASB ASC 815-10, the Company has disclosed information intended to enable financial statement users to understand how and why the Company uses derivative instruments, how derivatives are accounted for under ASC 815-10 and how derivative instruments affect the Company’s financial position, results of operations, and cash flows.

Market risks of investing in derivatives

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. The Company periodically invests in options contracts. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a portfolio’s gains and losses and therefore increase its volatility. A

NOTES TO FINANCIAL STATEMENTS — Continued

portfolio’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The market risk exposure from investing in option contracts is price volatility.

Price volatility risk

Derivatives tied to equity are exposed to potential price volatility. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. Transactions in listed securities are settled/paid for upon delivery with its counterparties. Therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Options Contracts

The Company may write covered call options as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Company writes an option, if the underlying security does not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised, and the Company will realize as profit the premium received for such option. When a call option written by the Company is exercised, the Company will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price.

NOTES TO FINANCIAL STATEMENTS — Continued

At December 31, 2013 the Company has written covered calls as follows:

Common Stock	Expiration Date	Exercise Price	Premium Received	Number of Shares in Equity Contracts	Fair Value
Becton, Dickinson & Co.	6/21/2014	$105.00	$13,932	2,500	$19,000.00
Dover Corp.	3/22/2014	$90.00	13,343	2,400	19,200.00
Exxon Mobil Corp	1/18/2014	$95.00	14,798	5,000	32,500.00
Illinois Tool Works, Inc.	6/21/2014	$75.00	15,389	1,900	18,810.00
PNC Financial Services Group, Inc.	2/22/2014	$75.00	25,147	5,000	16,500.00
Raytheon Co.	5/17/2014	$77.50	25,346	2,100	28,875.00

			$107,955		$134,885

Transactions in written covered calls for the year ended December 31, 2013 were as follows:

	Shares in Equity Contracts	Premium
Outstanding at December 31, 2012	8,500	$21,631
Covered Calls written during the period	41,600	178,335
Covered Calls closed during the period	(9,500)	(26,690)
Covered Calls expired during the period	(4,000)	(9,920)
Covered Calls exercised during the period	(17,700)	(55,401)

Outstanding at December 31, 2013	18,900	$107,955

The following is a summary of the location of derivatives on the Company’s Statement of Assets and Liabilities as of December 31, 2013

Location on the Statements of Assets and Liabilities
Derivative Type	Liability Derivatives
Equity Contract	Covered Call Options Written, at Fair Value

NOTES TO FINANCIAL STATEMENTS — Continued

The following is a summary of the Company’s derivative instrument holdings categorized by primary risk exposure as of December 31, 2013:

Liability Derivatives Value
Total Value At December 31, 2013	Number of Shares in Equity Contracts
$107,955	18,900

The following is a summary of the effect of derivative instruments on the statement of operations for the year ended December 31, 2013.

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Equity contract	Net realized gain from written options, Net change in unrealized appreciation/depreciation on written options	$(9,256)	$(36,044)

For the year ended December 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Options:
Average number of contracts written	104
Average notional value of contracts written	$836,250

5.	PURCHASES AND SALES OF SECURITIES

The aggregate cost of securities purchased, the proceeds from sales and maturities of investments, and the cost of securities sold for the year ended December 31, 2013 were:

	Cost of Investments Purchased	Proceeds from Sales and Maturities	Cost of Securities Sold and Maturities
Common Stocks and mutual funds	$45,334,726	$47,851,157	$42,852,857
U.S. Government & Agency Obligations	144,099	194,601	194,601
Municipal & Corporate Bonds	1,254,616	1,022,464	1,014,603

Total	$46,733,441	$49,068,222	$44,062,061

NOTES TO FINANCIAL STATEMENTS — Continued

The amounts above do not include the fair value and cost of shares distributed in connection with redemptions. During the year ended December 31, 2013, the Company distributed common stock with fair value of $182,135 and cost of $2,770. The related gain of $179,365 has been disclosed in the Company’s Statement of Operations.

6.	DISTRIBUTIONS TO SHAREHOLDERS

Ordinary income and short term capital gain distributions are determined in accordance with Federal tax regulations, which may differ from accounting principles generally accepted in the United States of America.

The tax character of dividends and distributions declared by the Company was as follows:

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Distributions paid from Ordinary Income	$3,505,092	$1,948,525

7.	TAX MATTERS

For U.S. federal income purposes, the cost of securities owned, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation of investments at December 31, 2013 was as follows:

Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$31,035,205	$33,253,908	$239,586	$33,014,322

The difference between the book basis and the tax basis of net unrealized appreciation/(depreciation) is attributed primarily to the tax deferral of losses on wash sales.

FASB ASC 740-10 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Management has concluded that as of December 31, 2013, there were no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

NOTES TO FINANCIAL STATEMENTS — Continued

The Company files U.S. Federal and Pennsylvania state tax returns. No income tax returns are currently under examination. The Company’s federal and state tax returns remain open for examination for the years ended December 31, 2010 through December 31, 2013.

8.	LEASE

The Company rents office space from an affiliate and has not entered into a formal lease agreement. The lessor company’s president is an officer and director of the Company. Minimum annual rental for this space is $22,720.

9.	OTHER INFORMATION FOR THE YEAR ENDED DECEMBER 31, 2013

Directors of the Company, who are not also employees, are paid a fee for attendance at meetings of the Board of Directors and its committees. Compensation of those Directors amounted to $71,850. The compensation of Officers of the Company, who are also employees of the Company, amounted to $182,500.

Investment advisory fees payable monthly to Cooke & Bieler, LP, are based on the monthly closing equity portfolio value, less the value of certain investments at an annual rate of 0.50%. Cooke & Bieler, L.P. earned $119,971 for their services during the year ended December 31, 2013. Advisory fees payable to Cooke & Bieler, L.P. at December 31, 2013 were $11,437.

Investment advisory fees payable monthly to Schroder Investment Management North America Inc. are based on the monthly closing bond portfolio value at an annual rate of 0.30%. Schroder Investment Management North America Inc. earned $18,158 for their services during the year ended December 31, 2013. Advisory fees payable to Schroder Investment Management North America Inc. at December 31, 2013 were $4,346.

10.	INTEREST RATE RISK

The Company is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

11.	SUBSEQUENT EVENTS

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no material events that would require disclosure in the Company’s financial statement through this date.

CONDENSED FINANCIAL INFORMATION

Selected data for each share of capital stock outstanding throughout each period:

	Years Ended December 31,
	2013	2012	2011	2010	2009

Investment Income	$35.47	$34.94	$32.96	$28.37	$31.13
Expenses	17.69	17.73	17.33	16.32	14.19

Net Investment Income	17.78	17.21	15.63	12.05	16.94
Dividends from net investment income	(17.66)	(17.15)	(15.08)	(11.75)	(16.65)
Dividends from short term capital gains	(62.34)	(27.18)	(31.69)	(36.21)	(40.93)
Net realized gain (loss) and increase (decrease) in unrealized appreciation	247.38	69.70	(4.99)	108.29	96.86

Net increase (decrease) in net assets value	185.16	42.58	(36.13)	72.38	56.22
Net assets value:
Beginning of year	1,188.49	1,145.91	1,182.04	1,109.66	1,053.44

End of year	$1,373.65	$1,188.49	$1,145.91	$1,182.04	$1,109.66

Net Assets at end of Period (in millions)	$60.2	$52.2	$50.9	$53.3	$50.8
Annual ratio of expenses to average net assets	1.34%	1.47%	1.44%	1.43%	1.38%
Annual ratio of net investment income to average net assets	1.35%	1.43%	1.30%	1.06%	1.65%
Annual portfolio turnover rate	82.67%	40.44%	39.08%	44.22%	37.53%
Annual Total Investment Return	22.31%	7.58%	0.90%	10.84%	10.80%
Number of shares outstanding at end of period in thousands	44	44	44	45	46

CHANGES IN THE PORTFOLIO OF INVESTMENTS

(Exclusive of Short-Term Investments)

For the Six Months Ended December 31, 2013

(Unaudited)

PURCHASES

STOCKS

	Changes During the Period	Balance December 31, 2013
	Number of Shares
3M Company	23,200	5,800
Ball Corp.	26,400	13,200
Baxter International Inc.	8,400	8,400
Best Buy	22,500	-
Cardinal Health Inc.	29,200	7,300
Carnival Corp.	1,500	15,700
Charles Schwaab Corporation	50,100	16,700
Coca Cola Enterprises Inc.	17,600	8,800
Devon Energy Corp.	7,300	10,300
Diageo PLC Sponsored ADR	2,000	2,000
Entergy Corporation	5,100	5,100
Gildan Activewear Inc	49,200	12,300
Kennametal Inc	30,800	13,300
Kohls Corp.	15,200	11,600
LAM Research	3,400	4,000
Microsoft Corp.	13,000	10,500
NVR Inc.	2,100	700
Omnicom Group Inc.	15,200	7,600
Procter & Gamble Company	6,600	6,600
Reliance Steel Aluminum	14,000	7,000
Renaissance RE Holdings LTD	11,800	6,700
Rock Tenn Co	8,200	4,100
Rovi Corp	51,400	30,900
State Street Corp.	2,800	12,000
The Brinks Co.	32,000	16,000
Unilever PLC SPSD ADR	32,800	16,400
Western Union Co.	7,700	7,700

CHANGES IN THE PORTFOLIO OF INVESTMENTS

(Exclusive of Short-Term Investments)

For the Six Months Ended December 31, 2013

(Unaudited)

SALES

STOCKS

	Changes During the Period	Balance December 31, 2013
	Number of Shares
3M Company	23,200	5,800
Ball Corp.	26,400	13,200
Best Buy	39,600	-
Cardinal Health Inc.	21,900	7,300
Charles Schwaab Corporation	52,200	16,700
Coca Cola Enterprises Inc.	17,600	8,800
Darden Restaurants Inc.	8,500	-
Devon Energy Corp.	7,300	10,300
Diageo PLC Sponsored ADR	2,000	2,000
Entergy Corporation	5,100	5,100
Gildan Activewear Inc	49,200	12,300
Kennametal Inc	26,600	13,300
Kohls Corp.	18,400	11,600
LAM Research	9,400	4,000
Microsoft Corp.	16,100	10,500
Molex Inc. Class A	16,600	-
NVR Inc.	1,400	700
Omnicom Group Inc.	15,200	7,600
PNC Financial Services Group Inc.	10,000	119,455
Procter & Gamble Company	6,600	6,600
Raytheon Co.	2,000	8,100
Reliance Steel Aluminum	14,000	7,000
Renaissance RE Holdings LTD	11,800	6,700
Rock Tenn Co	4,100	4,100
Rovi Corp	20,500	30,900
State Street Corp.	5,600	12,000
TE Connectivity Ltd	3,400	7,375
The Brinks Co.	16,000	16,000
Unilever PLC SPSD ADR	16,400	16,400
United Parcel Service CL B	1,500	4,000
Vodaphone Group PLC	12,000	-
Western Union Co.	37,400	7,700

CHANGES IN THE PORTFOLIO OF INVESTMENTS

(Exclusive of Short-Term Investments)

For the Six Months Ended December 31, 2013

(Unaudited)

PURCHASES

BONDS

	Changes During the Period	Balance December 31, 2013
	Number of Units
Florida St Hurricane Catastrophe 2.995% 7/1/2020	125,000	125,000
Glendale CA Hlth Facs Revenue Insd 5.6% 11/15/2025	115,000	115,000
New Jersey St Hlth 4.75% 7/1/25	50,000	50,000
New York St Dorm Auth Revenues 3.292% 12/1/21	150,000	150,000
Salt Lake City Utah 4.611% 4/1/23	150,000	150,000

CHANGES IN THE PORTFOLIO OF INVESTMENTS

(Exclusive of Short-Term Investments)

For the Six Months Ended December 31, 2013

(Unaudited)

CALLS

BONDS

	Changes During the Period	Balance December 31, 2013
	Number of Units
Fed. Home Loan Mtg. 6% 7/1/2019	33,741	70,949
Fed. Home Loan Mtg. 6% 8/1/2019	16,087	202,641
Fed. Home Loan Mtg. 3.5% 9/1/2026	12,084	147,215
Fed. Natl. Mortg . Assoc. 3.5% 2/1/27	6,190	175,340
Govt Natl Mort Assoc II 5.5% 1/20/2036	21,731	110,243
Govt Natl Mort Assoc 5% 5/15/2039	11,623	42,754
Govt Natl Mort Assoc 6% 4/15/2036	9,906	22,019
Allegheny Cnty PA Hosp Dev Auth 2/01/2037	300,000	-
Alt Bldg Concepts 4.160% 12/20/32	885	73,541
Apache Corp 3.25% 4/15/2022	55,000	145,000
California Statewide 4.375% 1/1/2023	5,000	180,000
Grand Terrace CA Cmty 7.2% 9/1/2018	10,000	55,000
Massachusetts St. Hsg. 5.962% 6/1/2017	25,000	165,000
Montana ST BRD HSG 5% 12/1/2027	5,000	85,000
Montana ST BRD HSG 5.5% 12/1/2037	15,000	25,000
NJ Economic Dev. Auth. 5.178% 11/1/2015	10,000	20,000
New Mexico Mtg Fin Auth 5.35% 3/1/30	10,000	125,000
Oklahoma Hsg Fin Agy 4.5% 9/1/2024	15,000	120,000
Yorba Linda CA Redev Agy 5.25% 9/1/2015	25,000	140,000

Supplemental Information on Directors

(Not Part of the Company’s Financial Statements)

Name, Address[1], Position(s) Held with the Company, and Age	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director
Interested Directors[2]
Charles E. Mather III Director and President Age: 79	2014 33 years	President and Director of Mather & Co. (insurance brokers)	None

Herbert S. Riband, Jr. Director and Secretary-Treasurer Age: 77	2016 20 years	Of counsel to the law firm of Saul, Ewing LLP	Director of Pennsylvania Warehousing and Safe Deposit Company

Non-Interested Directors
Jonathan D. Scott Director Age: 61	2015 24 years	Partner, Veritable, L.P. (Formerly Senior Vice President, PNC Bank Corp.)	None

Shaun F. O’Malley Director Age: 78	2015 18 years	Retired (Formerly Chairman, Price Waterhouse World Organization (accounting))	None

Peter Bedell Director Age: 76	2016 9 years	Retired (Formerly Executive Vice-President Burke Lawton Brewer and Burke, Formerly Chairman Emeritus Walnut Asset Management and Rutherford Brown & Catherwood LLC.)	None

[1]	The address of all Directors is 400 Market Street, Suite 425, Philadelphia, PA 19106.

[2]	The two interested directors are classified as such because they are executive officers of the Company.

* * *

The Company’s Statement of Additional Information includes additional information about the Company’s directors and is available without charge upon request. Contact Doranne Case to request a copy.

OTHER INFORMATION RELATING TO THE ANNUAL

COMPANY MEETING

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the Company is available, without charge, upon request, by calling 1-215-351-4778 (you may call collect) or by writing to the Company at The Finance Company of Pennsylvania, 400 Market St, Suite 425, Philadelphia, Pennsylvania 19106. This information is also available on the SEC’s website at www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2013 is available, without charge, upon request, by calling 1-215-351-4778 (you may call collect) or by writing to the Company at The Finance Company of Pennsylvania, 400 Market St, Suite 425, Philadelphia, Pennsylvania 19106. The Company’s Form N-PX is also available on the SEC’s website at www.sec.gov.

Quarterly Schedule of Portfolio Holdings

The Company’s complete schedule of portfolio holdings for the first and third quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request, by calling 1-215-351-4778 (you may call collect) or by writing to the Company at The Finance Company of Pennsylvania, 400 Market St, Suite 425, Philadelphia, Pennsylvania 19106. The Company’s Form N-Q is also available on the SEC’s website at www.sec.gov. In addition, the Company’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ITEM 2. CODE OF ETHICS.

(a) Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c) During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d) During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1) Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s Board of Directors has determined that Jonathan D. Scott and Shaun F. O’Malley, each a member of the Registrant’s audit committee, are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Each of these members of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Scott and Mr. O’Malley as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Directors in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

AUDIT FEES

2013: $65,343                    2012: $64,336

(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.

AUDIT-RELATED FEES

For services rendered to Registrant:

2013: $0                2012: $0

Nature of these services: Not Applicable

In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

TAX FEES

For services rendered to Registrant:

2013: $13,500                     2012: $13,500

Nature of these services: Preparation of tax returns and tax compliance fees.

In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

ALL OTHER FEES

For services rendered to Registrant:

2013: $00                     2012: $00

Nature of these services: Assistance with preparation of SEC Form N-SAR; research and discussions; memoranda regarding various matters impacting the Registrant.

In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2013: $00                    2012: $00

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10: SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s President and Registrant’s Treasurer have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	(1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Finance Company of Pennsylvania

By:	/s/ Charles E. Mather III
Charles E. Mather III
President

Date: March 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Charles E. Mather III
Charles E. Mather III
President

Date: March 4, 2014

By:	/s/ Herbert S. Riband, Jr.
Herbert S. Riband, Jr.
Secretary-Treasurer

Date: March 4, 2014